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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                FEBRUARY 27, 2001

                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   1-11900                      75-2422983
(State of incorporation)    (Commission File No.)    (IRS Employer Identification No.)


                        8200 SPRINGWOOD DRIVE, SUITE 230
                               IRVING, TEXAS 75063
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 444-8280



          (Former name or former address, if change since last report)

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ITEM 7.  EXHIBITS.

         4.1 Convertible Promissory Note dated February 27, 2001 payable to HBW Capital Fund, L.P. in the original principal amount of $142,526.

         4.2 Convertible Promissory Note dated February 27, 2001 payable to HBW Investment Partners II, L.P. in the original principal amount of $157,474.

         4.3 Warrant dated February 27, 2001 to purchase 118,772 shares of Common Stock issued to HBW Capital Fund, L.P.

         4.4 Warrant dated February 27, 2001 to purchase 131,228 shares of Common Stock issued to HBW Investment Partners II, L.P.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTEGRATED SECURITY SYSTEMS, INC.



Date:   March 9, 2001                       By:  /s/ C.A. RUNDELL, JR.
                                               --------------------------------
                                               Name:  C.A. Rundell, Jr.
                                               Title: Chief Executive Officer


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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         4.1      Convertible Promissory Note dated February 27, 2001 payable to
                  HBW Capital Fund, L.P. in the original principal amount of
                  $142,526.

         4.2      Convertible Promissory Note dated February 27, 2001 payable to
                  HBW Investment Partners II, L.P. in the original principal amount of $157,474.

         4.3      Warrant dated February 27, 2001 to purchase 118,772 shares of
                  Common Stock issued to HBW Capital Fund, L.P.

         4.4      Warrant dated February 27, 2001 to purchase 131,228 shares of
                  Common Stock issued to HBW Investment Partners II, L.P.